UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025

Now Corp I

(Exact name of registrant as specified in its charter)

Wyoming	000-28379	88-0395372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

109 East 17th Street, Suite 80
Cheyenne, WY	82001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 714-2950

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	NWPN	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 1, 2025, Arowana Media Holdings Inc. (the “Company”), through its then-Chief Executive Officer Mark Newbauer, entered into a Purchase and Sale Agreement (the “Agreement”) with The Now Corporation, a Wyoming corporation (the “Seller”), pursuant to which the Company acquired 100% of the outstanding shares of M Love Vintage Holdings Inc., a Wyoming company (“M Love”).

As consideration, the Company agreed to issue 1,000,000 Convertible Series N Preferred Shares carrying 1,000,000 votes per share and convertible into 1,000,000 shares of common stock. These shares are not subject to dilution, reverse split effects, and impose a 4.9% beneficial ownership cap on non-director conversions.

Preferred Share allocations include:

- The Now Corporation: 65.7%
- McCants Investments Group LLC: 4.9%
- Posner Land LLC: 4.9%
- Mark Newbauer: 4.9%
- Paul Khan: 4.9%
- Legion Financial Consulting Group Ltd.: 4.9%
- Branalex Financial Group Inc.: 4.9%
- Maddy’s Legacy: 4.9%

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 1, 2025, the Company completed its acquisition of M Love Vintage Holdings Inc., resulting in full ownership of the company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The issuance of the Convertible Series N Preferred Shares was made pursuant to exemptions under Section 4(a)(2) and/or Rule 506(b) of Regulation D. All securities were issued to accredited or qualified investors without public solicitation.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

Effective May 1, 2025:

- Mark Newbauer resigned from all roles, including Chief Executive Officer and Director. His resignation was not due to any disagreement.
- Alfredo Papadakis was appointed Chairman of the Board and CEO.
- Chris Villareale was appointed President.

Mr. Newbauer received 4.9% of the Preferred Shares, all existing subsidiaries of the Company (free of liabilities), and $100,000 payable within 30 days following SEC qualification of the Company’s Form S-1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

10.1	Purchase and Sale Agreement

99.1	Board Resolution

99.2	Resignation Letter of Mark Newbauer

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROWANA MEDIA HOLDINGS, INC.

Date: May 2, 2025	By:	/s/ Alfredo Papadakis
	Name:	Alfredo Papadakis
	Title:	Chief Executive Officer (as of date of execution)

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